                                UNDERWRITING AGREEMENT

                                                                  April __, 1997


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
EVEREN SECURITIES, INC.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

    Ocwen Asset Investment Corp. (the "Company") confirms its agreements with Friedman, Billings, Ramsey & Co., Inc., EVEREN Securities, Inc., and each of the other Underwriters listed on Schedule I hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. and EVEREN Securities, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth in Schedule I hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 1,875,000 additional shares of Common Stock to cover over-allotments, if any. The 12,500,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 1,875,000 shares of Common Stock subject to the option described in Section 1(b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares".

    The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

    The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-11 (No. 333-21965) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective

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                                                                            2


pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

    The Company and the Underwriters agree as follows:

    1. Sale and Purchase: (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share of $____, that proportion of the number of Initial Shares set forth opposite such Underwriter's name on Schedule I, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

    (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company that number of Option Shares up to the maximum number of Option Shares of Common Stock at the purchase price per share set forth in paragraph (a) above plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall


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be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

    2. Payment and Delivery: (a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (unless another place shall be agreed upon by the Representatives and the Company) against delivery of the certificates for the Initial Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m. (New York City time)) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representatives and the Company).
The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time". Certificates for the Initial Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Closing Time.

    (b) Option Shares. In addition, payment of the purchase price for the Option Shares shall be made to the Company by wire transfer or certified or official bank check payable in federal (same-day) funds at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (unless another place shall be agreed upon by the Representatives and the Company) against delivery of the certificates for the Option Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 a.m., New York City time, on each Date of Delivery. Certificates for the Option Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify. For the purpose of expediting the checking of the certificates for the Option Shares by the Representatives, the Company agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the relevant Date of Delivery.

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                                                                            4


    3. Representations and Warranties of the Company: The Company represents and warrants to the Underwriters that:

         (a) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with;

         (b) the Registration Statement complies and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date and at Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters to the Company expressly for use in the Registration Statement or the Prospectus;

         (c) the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

         (d) the Company had at the date indicated the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and to execute and deliver this Agreement and the Management Agreement (as defined below); each of Ocwen General, Inc. and Ocwen Limited, Inc. (together, the "Corporate Subsidiaries")

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                                                                            5


    has been duly organized and is validly existing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; Ocwen Partnership, L.P. (the "Operating Partnership", and together with the Corporate Subsidiaries, the "Subsidiaries") has been duly organized and is validly existing as a limited partnership under the Virginia Revised Uniform Limited Partnership Act with full partnership power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus;

         (e) the Company and each of its Subsidiaries is duly qualified or licensed by and in good standing in each jurisdiction in which they conduct their respective businesses or own or lease property and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; the Company and each of its Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

         (f) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective articles of incorporation, by-laws or other constituent documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, except for such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement and the Management Agreement (as defined below) and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the articles of incorporation, by-laws or other constituent documents of the Company or any of its Subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of this clause (ii) for such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole;

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                                                                            6


         (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; the Management Agreement (the "Management Agreement"), to be entered into at or prior to the Closing Time between the Company and Ocwen Capital Corporation (the "Manager"), a form of which has been filed as an exhibit to the Registration Statement, has been duly authorized by the Company and the Manager and at the Closing Time will have been duly executed and delivered by the Company and the Manager and will constitute a valid and binding agreement of each of the Company and the Manager enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

         (h) the Shares conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;

         (i) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq National Market System and the registration of the Company's Common Stock under the Exchange Act, and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

         (j) Price Waterhouse LLP, whose report on the financial statements of the Company are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (k) the Company and each of its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its respective business, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such

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                                                                            7


    authorizations, consents or approvals would not, alone or in the aggregate, have a material adverse effect on the business, properties, prospects, results of operations or condition of the Company and its Subsidiaries, taken as a whole; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could be material and adverse to the business, properties, prospects, results of operations or condition of the Company and its Subsidiaries, taken as a whole;

         (l) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

         (m) there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a material adverse effect on the business, condition, prospects or property of the Company and its Subsidiaries, taken as a whole;

         (n) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the date indicated; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto);

         (o) subsequent to the effective date of the Registration Statement and the date of the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, prospects, results of operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries, taken as a whole, (B) any transaction, other than in the ordinary course of business, which is material to the Company and its Subsidiaries, taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, other than in the ordinary course of business, which is material to the Company and its Subsidiaries, taken as a whole;

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         (p) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); the transactions contemplated by the Registration Statement and the conduct of the Company of its business as set forth in the Registration Statement will not cause the Company to become an "investment company" subject to registration under the Investment Company Act;

         (q) Other than pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), to be entered into at or prior to the Closing Time among the Company, the Manager and Ocwen Financial Corporation, a form of which has been filed as an exhibit to the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (r) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and

         (s) the Company is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the present and contemplated method of operation of the Company as set forth in the Registration Statement does and will enable the Company to meet the requirements for taxation as a REIT under the Code.

    4. Certain Covenants of the Company:  The Company hereby agrees with each
Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

         (b) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the second business day following the execution and delivery of this Agreement and to furnish promptly (and with respect to the initial delivery of such

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                                                                            9


    Prospectus, not later than 10:00 a.m. (New York City time) on the second business day following the execution and delivery of this Agreement) to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

         (c) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (d) to advise the Representatives promptly, confirming such advice in writing, of (i) any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

         (e) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) copies of all annual, quarterly and current reports supplied to holders of shares of Common Stock, (ii) copies of all reports filed by the Company with the Commission, and (iii) such other information as the Underwriters may reasonably request regarding the Company;

         (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements

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                                                                            10


    therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

         (g) to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and such number of conformed copies of the foregoing as the Underwriters may reasonably request;

         (h)to pay all expenses, fees and taxes (other than any transfer taxes and the fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters,
    (iii) the word processing and/or printing of this Agreement and any dealer agreements, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any filing for review of the public offering of the Shares by the NASD, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq National Market System and (viii) the performance of the Company's other obligations hereunder;

         (i) to furnish to the Underwriters, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to
    Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (j) to make generally available to its security holders as soon as practicable after the effective date of the Registration Statement an earning statement (in form, at the option of the Company, complying with the provisions of Rule 158 under the Securities Act) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (k) to use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market System and to file with the Nasdaq National Market System all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market System;

         (l) except as provided in the Prospectus, to refrain during a period of 120 days from the date of the Prospectus, without the prior written consent of the Representatives, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise;

         (m) except as otherwise expressly permitted by its articles of incorporation or by-laws, the Company will continue to conduct its operations in a manner that will meet the requirements to qualify as a REIT under the Code and that will not subject it to registration as an "investment company" under the Investment Company Act.

    5. Reimbursement of the Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 7 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses relating to the transactions contemplated hereby, including the fees and disbursements of their counsel.

    6. Conditions of the Underwriters' Obligations: The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the Closing Time and on each Date of Delivery, the performance by the Company of its obligations hereunder and to the following conditions:

         (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Hunton & Williams, counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery substantially in the form of Exhibit B hereto.

         (b) The Representatives shall have received from Price Waterhouse LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, and addressed to the Representatives as representatives of the Underwriters in the forms heretofore approved by the Underwriters.

         (c) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Time or such Date of Delivery, in form and substance satisfactory to the Underwriters.

         (d) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (e) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, and the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (f) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no material and unfavorable change, financial or otherwise (other than as disclosed in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries, taken as a whole, shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries.

         (g) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of two of its executive officers to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (e) and paragraph (f) have been met and are true and correct as of such date.

         (h) At the Closing Time, the Shares shall have been approved for inclusion on the Nasdaq National Market System.

         (i) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (j) At or prior to the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit A hereto signed by Ocwen Financial Corporation.

         (k) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus or any amendment or supplement thereto as of the Closing Time or any Date of Delivery as the Underwriters may reasonably request.

         (l) The Company shall have performed such of its respective obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the relevant Date of Delivery.

    7. Termination: The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, if trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the judgment of the Representatives, to make it impracticable to market the Shares.

    If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by letter or telegram.

    If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(h), 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

    8. Increase in Underwriters' Commitments: If any Underwriter shall default at Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date and if the total number of Shares which such Underwriter shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters. Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

    If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

    The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

    9.   Indemnity by the Company and the Underwriters:

    (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made in the Registration Statement not misleading or arises out of or is based on an omission or alleged omission to state a material fact required to be stated in the Prospectus or necessary to make the statements therein, in light of circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or such Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability or claim which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from non-compliance by the Company with Section 4(b).

    If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the preceding paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without the written consent of the indemnifying party.

    (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

    If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

    (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

    (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

    (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

    10. Default by the Company. If the Company shall fail at the Closing Time or on any Date of Delivery to sell and deliver the number of Shares that Company is obligated to sell hereunder on such date, then the Underwriters may, at the option of the Representatives by notice from the Representatives to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 4(h), 5 and 9 shall remain in full force and effect. No action taken pursuant to this Section 10 shall relieve the Company from liability, if any, in respect of such default.

    In the event of a default by the Company as referred to in this Section 10, the Representatives shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

    11. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Compliance Department; and if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1675 Palm Beach Lakes Boulevard, Suite 1002, West Palm Beach, Florida 33401 Attention: Secretary.

    12. GOVERNING LAW; Headings: THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

    13. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

    14. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

    If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter shall constitute a binding agreement among the Company and the Underwriters.

                                       Very truly yours,

                                       OCWEN ASSET INVESTMENT CORP.

                                       By ________________________
                                          Title:


Accepted and agreed to as
  of the date first above
  written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By __________________________
   Title:



EVEREN SECURITIES, INC.

By __________________________
   Title:

For themselves and as Representatives
of the other Underwriters named on
Schedule I hereto.

                     Schedule I

Underwriters                           Number of Shares
------------                           ----------------

Friedman, Billings, Ramsey
  & Co., Inc.

EVEREN Securities, Inc.


    Total                              12,500,000
                                       ----------

 Exhibit A
 ---------




                                                                _______ __, 1997



FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
EVEREN SECURITIES, INC.
 as Representatives of the several
 Underwriters to be named in the
 within-mentioned Underwriting Agreement
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209


            Re:  Proposed Public Offering by Ocwen Asset Investment Corp.
                 --------------------------------------------------------

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co.,
Inc. ("FBR") and EVEREN Securities, Inc., as representatives on behalf of the underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Ocwen Asset Investment Corp., a Virginia corporation (the "Company") providing for the public offering (the "Offering") of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). Simultaneously with the Offering, the undersigned will purchase 1,875,000 shares of Common Stock (the "OFC Stock"). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of two years from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of FBR, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of or otherwise transfer or dispose of, directly or indirectly, any shares of OFC Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file, or cause the Company to file, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the OFC Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of OFC Stock or such other securities, in cash or otherwise.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Time (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated. In addition, the agreement set forth above shall terminate if at any time the Company shall terminate the Management Agreement dated as of __________, 1997 between the Company and Ocwen Capital Corporation.


                                       Very truly yours,

                                       Ocwen Financial Corporation

                                       By:  _____________________
                                            Name:
                                            Title:

 Exhibit B              [Form of Opinion of Hunton & Williams]

                         April __, 1997



FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
EVEREN SECURITIES, INC.
     As Representatives of the
     Underwriters Named in Schedule I
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, VA 2209

                   Ocwen Asset Investment Corp.

Ladies and Gentlemen:

     We have acted as counsel to Ocwen Asset Investment Corp., a Virginia corporation (the "Company"), Ocwen Partnership, L.P., a Virginia limited partnership (the "Operating Partnership"), Ocwen General, Inc., a Virginia corporation (the "General Partner"), Ocwen Limited, Inc., a Virginia corporation (the "Limited Partner") and Ocwen Capital Corporation, a Florida corporation (the "Manager") in connection with the issuance of sale by the Company of 12,500,000 shares (the "Initial Shares") of its shares of common stock, par value $.01 per share (the "Common Shares"), and the consummation of certain transactions in connection therewith. This opinion is being delivered to you pursuant to
Section 6(a) of the Underwriting Agreement dated as of April __, 1997 by and among the Company and you, as Representatives of the several underwriters (the "Underwriting Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to those terms in the Underwriting Agreement or, if not defined therein, in the Prospectus.

     In this connection, we have examined the Company's registration statement on Form S-11 (No. 333-21965), filed on February 18, 1997 with the Securities and Exchange Commission (the "Commission) under the Securities Act of 1933, as amended (the "Securities Act"); (ii) Amendment No. 1 thereto filed with the Commission on March 31, 1997; (iii) Amendment No.
2 thereto filed with the Commission on April __, 1997; [ and (iv) Amendment No. 3 thereto filed with the Commission on April __,
1997] (such

April __,1997
Page 2

registration statement, at the time it was declared effective by the Commission being herein referred to as the "Registration Statement"); and (iv) the prospectus, dated April __, 1997 filed with the Commission under Rule 424(b) (the
"Prospectus"). We also have examined each of the following documents:

     (a)  the Underwriting Agreement;

     (b)  the Limited Partnership Agreement of the Operating
Partnership, dated as of March 3, 1997 (the "Operating
Partnership Agreement"), together with the certificate of limited partnership filed with the State Corporation Commission of Virginia on March 3, 1997;

     (c) the articles of incorporation and bylaws of each of the Company, the General Partner, the Limited Partner (collectively with the Manager, the "Corporations"), together with good standing certificates with respect to each such entity;

     (d) resolutions of each of the Corporations (other than the Manager) pertaining to the subject transactions, certified by the Secretary or Assistant Secretary of the respective entity;

     (e)  the form of certificate evidencing the Common Shares;
and

     (f) the management agreement by and between the Company and the Manager (the "Management Agreement").

     For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, (iii) the genuineness of signatures not witnessed by us, (iv) the legal capacity of natural persons and (v) the due authorization, execution and delivery of all documents by all parties and the validity and enforceability thereof (other than the authorization, execution and delivery of documents by the Corporations and the Operating Partnership, and the validity and enforceability of such documents upon the Corporations and the Operating Partnership, as to which we express our opinion below).

     As to factual matters, we have relied upon representations included in the Underwriting Agreement and in documents delivered at the closing, upon certificates of officers of the Corporations, and upon certificates of public officials. Whenever the phrase
"to our knowledge" or "known to us" is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Corporations and the Operating
Partnership in connection with the transactions contemplated by the Underwriting Agreement.

April __,1997
Page 3

     The enforceability of the Management Agreement against the parties thereto is subject to the provisions of bankruptcy, insolvency, reorganization or moratorium laws or laws relating to or affecting the rights of creditors generally and principles of equity, whether considered at law or in equity. The opinion set forth in Paragraph 12 is based in part upon no-action letters issued by the staff of the Commission, which no-action letters are not binding on the Commission. Accordingly, the opinion set forth therein is subject to the ability of the Commission or its staff to modify or narrow its interpretation of Section 3(c)(5)(C) of the Investment Company Act of 1940 with respect to the Company at any time without notice or cure.

     We do not purport to express an opinion on any laws other than those of the States of Florida and Virginia, and the United States of America. With respect to all matters of Florida law, we have, with your consent, relied solely upon the opinion of James C. Godey, Senior Counsel to Ocwen Financial Corporation, a copy of which opinion has been delivered to you.

                                I.

     Based upon, and subject to the foregoing and such other documents and information as we have considered necessary for the purposes hereof, we are of the opinion that:

     1. Each of the Corporations (other than the Manager) has been duly formed and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority necessary to own its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Manager has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Florida, with full corporate power and authority necessary to own its properties and to conduct its business as described in the Registration Statement and the Prospectus.

     2. The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Virginia, with full partnership power and authority necessary to own its properties and to conduct its business as described in the Registration Statement and the Prospectus.

     3. The Company has full corporate power and authority to execute and deliver the Underwriting Agreement and Management Agreement and the Manager has full corporate power and authority to execute and deliver the Management Agreement. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company. The Management Agreement has been duly and validly authorized, executed and delivered by the Company and the Manager, and constitutes a valid and binding agreement of each of the Company and the Manager, enforceable in accordance with its terms.

April __,1997
Page 4

     4. The execution, delivery and performance of the Underwriting Agreement and Management Agreement by the Company and the consummation of the transactions contemplated thereby, do not and will not conflict with, or result in a breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), (i) any provisions of the articles of incorporation or bylaws of the Corporations or the Operating Partnership Agreement, (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to us to which any of the Corporations or the Operating Partnership is a party, or by which their respective properties may be bound or affected, or (iii) any federal or state law or regulation or any decree, judgment or order known to us which is applicable to any of the Corporations or the Operating Partnership, except with respect to clause (ii), for such conflicts, breaches or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Corporations and the Operating Partnership, taken as a whole.

     5. To our knowledge, neither any of the Corporations nor the Operating Partnership is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both, would constitute a breach of, or default under) any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument known to us to which any of the Corporations or the Operating Partnership is a party, or by which their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order known to us which is applicable to the Company, except such breaches or defaults which would not have a material adverse effect on the operations, business or condition of the Corporations and the Operating Partnership, taken as a whole.

     6. The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization," and all of the issued shares of Common Stock (other than the Initial Shares and the shares to be issued to Ocwen Financial Corporation on the date hereof) have been duly and validly authorized and issued and are fully paid and non-assessable.

     7. The Initial Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable. The terms of the Common Shares conform in all material respects to the statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Common Shares is in due and proper form and comply with all applicable legal requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the NASDAQ National Market.

April __,1997
Page 5

     8. To our knowledge, except as provided in the Registration Rights Agreement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement, or otherwise registered by the Company under the Securities Act.

     9. No approval, authorization, consent or other order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Initial Shares other than (i) such as have been obtained under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Initial Shares on the NASDAQ National Market and (iii) any necessary qualification of the Initial Shares under the securities or blue sky laws of the various jurisdictions in which the Initial Shares are being offered by the Underwriters, as to which we express no opinion.

     10. The Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose is pending or threatened by the Commission.

     11. The statements contained in the Prospectus under the captions "Certain Provisions of Virginia Law and of OAIC's Articles of Incorporation and Bylaws", "Description of Capital Stock", "Federal Income Tax Considerations", "ERISA Considerations" and "Operating Partnership Agreement," insofar as those statements are descriptions of contracts, agreements or other legal documents, or describe federal statutes, rules and regulations, constitute a fair summary thereof.

     12. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder. Section 3(c)(5)(C) of the Investment Company Act provides an exception from the definition of "investment company" for "any person...who is primarily engaged in...purchasing or otherwise acquiring mortgages and other liens on and interests in real estate." Rules and regulations of the Commission and staff no-action letters provide that a person is "primarily engaged" if at least 55% of its assets consist of "mortgages and other liens on and interests in real estate" and at least 25% of its total assets are invested in real estate-related interests. The Company's acquisition, either directly or through wholly-owned subsidiaries, of Distressed Real Property or real property that is environmentally distressed[, located outside the United States] or leased to a third-party, will qualify as an "interest in real estate," as will the acquisition or origination of the entire interest in a Mortgage Loan secured by Real Property or the entire interest in a pool of such Mortgage Loans. The Company's acquisition, either directly or through wholly-owned subsidiaries, of various Subordinated Interests

April __,1997
Page 6

or other classes of MBS, including IOs and Inverse IOs, will not qualify for the 55% test (unless the Company has a substantial interest and the unilateral right to direct foreclosure actions with respect to the mortgage loans underlying the MBS), but will qualify for the 25% test. The Company has advised us that it intends to conduct its activities in a manner that will satisfy the foregoing criteria and, assuming that it does so, the Company will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                               II.

     We have participated in various conferences with the officers and directors of the Company and its independent certified public accountants. In some conferences you and your counsel also participated. At those conferences, the contents of the Registration Statement and Prospectus were discussed and revised. Since the dates of those conferences, we have inquired of certain officers whether there has been any material change in the affairs of the Company.

     Because of the inherent limitations in the independent verification of factual matters, and the character of determinations involved in the preparation of registration statements under the Securities Act, we are not passing upon, and do not assume any responsibility for, and make no representation that we have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as specifically set forth in paragraph 11 of Part I of our opinion above. Also, we do not express any opinion or belief as to the financial statements or other financial or statistical information contained or incorporated by reference into the Registration Statement. However, subject to the foregoing, on the basis of our participation in the conferences referred to above and our examination of the documents referred to herein, we advise you that: (a) in our opinion, the Registration Statement, when it became effective, and the Prospectus, as of its date and as of the date hereof (other than the financial statements, schedules and other financial data included therein or excluded therefrom or included in or excluded from the exhibits to the Registration Statement, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder; (b) we do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and (c) we do not know of any actions, suits or proceedings pending or threatened against the Corporations or the Operating Partnership or any of their respective properties, at law or in equity or before or by any commission board, body, authority or agency which are required to be described in the Prospectus but are not so described.
Further, nothing has come to our attention that leads us to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated

April __,1997
Page 7

therein or necessary to make the statements therein not misleading; or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that we make no statement with respect to the financial statements or other financial or statistical data included therein.

     We consent to reliance by you upon our opinion delivered to the Company and filed as Exhibit 5.1 to the Registration
Statement. This opinion letter may not be relied upon by, nor may copies be delivered to, any person without our prior written consent. We do not undertake to advise you of any changes in the opinions expressed herein from matters that might hereafter arise or be brought to our attention.

                              Very truly yours,